As filed with the Securities and Exchange Commission on December 29, 1999

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|  Preliminary Proxy Statement
                                         |_| Confidential, For Use of the Com-
                                             mission Only (as permitted by
                                             Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO

                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
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               (Name of Registrant as Specified in Its Charter)
                                 Same as above
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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

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   (2) Aggregate number of securities to which transaction applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:
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   |_| Fee paid previously with preliminary materials.

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   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

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   (2) Form, Schedule or Registration Statement no.:

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   (3) Filing Party:

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   (4) Date Filed:
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                MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO

                    MERRILL LYNCH INTERNATIONAL EQUITY FUND

         SUPPLEMENT DATED DECEMBER 28, 1999 TO THE PROXY STATEMENT AND
                      PROSPECTUS DATED DECEMBER 13, 1999

     The section on page 35 entitled "Record Date and Outstanding Shares" is restated in its entirety as follows:

Record Date and Outstanding Shares

     Only holders of record of shares of Consults International Portfolio at the close of business on November 30, 1999 (the "Record Date") are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were 2,946,358 shares of Consults International Portfolio issued and outstanding and entitled to vote.